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                              FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549


                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) October 25, 1995



                    ANHEUSER-BUSCH COMPANIES, INC.

           (Exact name of registrant as specified in charter)




   DELAWARE                      1-7823           43-1162835

(State or other jurisdiction   (Commission       (IRS Employer
 of incorporation)              File Number)      Identification No.)



             ONE BUSCH PLACE, ST. LOUIS, MISSOURI       63118

           (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code:  314-577-2000



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ITEM 5 - OTHER EVENTS


     Attached hereto as an exhibit is a press release issued by

Anheuser-Busch Companies, Inc. on October 25, 1995.




ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


(c)  Exhibit

       99  -  Press Release issued by Anheuser-Busch Companies,

              Inc. on October 25, 1995



























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                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               ANHEUSER-BUSCH COMPANIES, INC.

                               (Registrant)



                                BY: /s/ JoBeth G. Brown
                                    --------------------------
                                    JoBeth G. Brown
                                    Vice President and Secretary










Dated:   October 31, 1995
















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                     INDEX TO EXHIBITS


Exhibit No.  Exhibit
-----------  -------

99           Press release issued by Anheuser-Busch Companies,

             Inc. on October 25, 1995